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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2001




                            800 TRAVEL SYSTEMS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




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
           DELAWARE                         1-13271                        59-3343338
---------------------------------  ------------------------   -------------------------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
        incorporation)
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 4802 GUNN HIGHWAY, SUITE 140, TAMPA, FLORIDA                     33624
------------------------------------------------------------ ----------------

   (Address of principal executive offices)                    (Zip Code)





       Registrant's Telephone Number, Including Area Code: (813) 908-0404




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ITEM 5.  OTHER EVENTS.
         ------------

         On May 31, 2001 at 9:00 a.m. EST, we held our annual stockholders' meeting for the purpose of considering certain proposals. At the meeting, the stockholders approved the following:

         - Robert B. Morgan was re-elected to serve as a director until our annual meeting in 2004, until his successor is elected and qualified or until his earlier resignation, removal from office or death;

         - An amendment to our Certificate of Incorporation was approved to increase our number of shares of common stock that we are authorized to issue from 10,000,000 to 50,000,000 shares;

         - Our 2001 Stock Option Plan was adopted authorizing the issuance of 350,000 shares of common stock covered by the plan; and

         - The appointment of Grant Thornton LLP as our independent auditors for fiscal year 2001 was ratified.

         On June 1, 2001, we amended our Certificate of Incorporation to increase the total number of authorized shares of our common stock from 10,000,000 shares to 50,000,000 shares. A copy of our Amendment to Certificate of Incorporation is filed as exhibit 3 to this current report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  3 Amendment to Certificate of Incorporation of 800 Travel Systems, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       800 TRAVEL SYSTEMS, INC.


                                       By:      /s/ Robert B. Morgan
                                          -------------------------------------
                                            Robert B. Morgan
                                            Chief Financial Officer, Secretary
                                            and Treasurer

Dated: June 11, 2001


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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER   EXHIBIT
------   -------
 3       Amendment to Certificate of Incorporation filed June 1, 2001.

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